Exhibit 32.1

CERTIFICATION PURSUANT
TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned Interim Chief Executive Officer of Progenics Pharmaceuticals, Inc. (the “Company”) does hereby certify as follows:

This annual report on Form 10-K of the Company for the period ended December 31, 2019 and filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David W. Mims
Date: March 13, 2020	David W. Mims Interim Chief Executive Officer (Principal Executive Officer)